Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Rosemawr Management LLC
810 7th Avenue

New York, New York 10019

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Rosemawr Management LLC (the “Company”) and SunTrust Robinson Humphrey Inc. (“SunTrust” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of residential PACE assessments in conjunction with the proposed offering of PACEfunding 2020-1, PACE Bond-Backed Notes, Series 2020-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Asset File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On May 11, 2020, representatives of SunTrust, on behalf of the Company, provided us with a computer-generated residential PACE assessment data file and related record layout containing data, as represented to us by the Company, as of the close of business May 5, 2020, with respect to 3,138 residential PACE assessments and the related 336 PACE bonds (the “Statistical Asset File”).

At your instruction, we randomly selected (i) 100 residential PACE assessments (the “Sample Assessments”) and (ii) 10 PACE bonds (the “Sample Bonds”) from the Statistical Asset File and performed certain comparisons and recomputations for each of the Sample Assessments and Sample Bonds relating to the residential PACE assessment characteristics (the “Sample Assessment Characteristics”) and the PACE bond characteristics (the “Sample Bond Characteristics”), as applicable, set forth on the Statistical Asset File and indicated below.

Sample Assessment Characteristics

1.   Applicant ID (for informational purposes only)

2.   Original assessment amount

3.   Property county

4.   Recording date

5.   Original annual tax payment

6.   Property city

7.   Property state

8.   Property zip code

9. Project cost 10. Rate 11. Original term 12. Initial year on tax roll 13. Maturity year 14. Loan-to-value ratio 15. Combined loan-to-value ratio 16. Assessment loan-to-value ratio

We compared Sample Assessment Characteristics 2. through 5. to the corresponding information set forth on or derived from the Notice of Assessment or Memorandum of PACE Financing Agreement (collectively, the “Original Assessment Documentation”).

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We compared Sample Assessment Characteristics 6. through 8. to the corresponding information set forth on or derived from the Original Assessment Documentation or the Assessment Contract or any amendments thereto (collectively, the “Assessment Contract”).

We compared Sample Assessment Characteristic 9. to the corresponding information set forth on or derived from “Completion Certificate.”

We compared Sample Assessment Characteristics 10. through 13. to the corresponding information set forth on or derived from Assessment Contract.

With respect to Sample Assessment Characteristic 14., we recomputed the loan-to-value ratio by dividing the “mortgage balance” by the “property value” (each as set forth on the Statistical Asset File).  We compared the results of such recalculations to the loan-to-value ratio set forth on the Statistical Asset File.

With respect to Sample Assessment Characteristic 15., we recomputed the combined loan-to-value ratio by adding the (i) loan-to-value ratio (as determined above) and (ii) assessment loan-to-value ratio (as determined below). We compared the results of such recalculation to the combined loan-to-value ratio set forth on the Statistical Asset File.

With respect to Sample Assessment Characteristic 16., we recomputed the assessment loan-to-value ratio by dividing the (i) original assessment amount (as set forth on the Original Assessment Documentation) by (ii) property value (as set forth on the Statistical Asset File).  We compared the results of such recalculation to the assessment loan-to-value ratio set forth on the Statistical Asset File.

For purposes of our procedures and at your instruction:

•	with respect our comparison of Sample Assessment Characteristic 4., differences of 30 days or less are deemed to be “in agreement;” and

•	with respect our comparison of Sample Assessment Characteristics 14. through 16., differences of 0.01% or less are deemed to be “in agreement.”

Sample Bond Characteristics

1. Bond name 2. Coupon 3. Maturity date	4. First payment date 5. Original principal balance 6. Term (5 / 10 / 15 / 20 / 25)

We compared Sample Bond Characteristics 1. through 6. to the corresponding information set forth on or derived from the “Supplemental Indenture.”

The residential PACE assessment documents and PACE bond documents described above and any other related documents used in support of the Sample Assessment Characteristics and Sample Bond Characteristics, as applicable, were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Source Documents. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assessments and Sample Bonds, as applicable.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Sample Assessment Characteristics and Sample Bond Characteristics, as applicable, set forth on the Statistical Asset File were found to be in agreement with the above-mentioned Source Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the residential PACE assessments and the PACE bonds underlying the Statistical Asset File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the residential PACE assessments and the PACE bonds or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

May 20, 2020